                                                                  Exhibit 10.3

                          REGISTRATION RIGHTS AGREEMENT


                                      among

                          POLO RALPH LAUREN CORPORATION
                             a Delaware corporation

                            GS CAPITAL PARTNERS, L.P.
                         a Delaware limited partnership

                     GS CAPITAL PARTNERS PRL HOLDING I, L.P.
                         a Delaware limited partnership

                    GS CAPITAL PARTNERS PRL HOLDING II, L.P.
                         a Delaware limited partnership

                          STONE STREET FUND 1994, L.P.
                         a Delaware limited partnership

                       STONE STREET 1994 SUBSIDIARY CORP.
                             a Delaware corporation

                          BRIDGE STREET FUND 1994, L.P.
                         a Delaware limited partnership

                                  RALPH LAUREN

                                RL Family, L.P.,
                         a Delaware limited partnership
                                       and

                                RL Holding, L.P.
                         a Delaware limited partnership

                            Dated as of June __, 1997
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                                TABLE OF CONTENTS

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                                                                                         ----
1. Certain Definitions...................................................................2

               1.1. "Amended RL Note"....................................................2
               1.2. "Class A Common Stock"...............................................2
               1.3. "Class B Common Stock"...............................................2
               1.4. "Class B Permitted Transferee".......................................2
               1.5. "Class C Common Stock"...............................................3
               1.6. "Commission".........................................................4
               1.7. "Common Stock".......................................................4
               1.8. "Fair Market Value"..................................................4
               1.9. "Formation Agreement"................................................4
               1.10. "Holder" or "Holders"...............................................5
               1.11. "IPO"...............................................................5
               1.12. "Person"............................................................5
               1.13. "Registrable Securities"............................................5
               1.14. "Securities Act"....................................................5
               1.15. "Stockholders Agreement"............................................5
2. Registration Rights...................................................................6

               2.1. Demand Registrations.................................................6
               2.2. Piggyback Registrations..............................................11
               2.3. Allocation of Securities Included in Registration Statement..........12
               2.4. Registration Procedures..............................................14
               2.5. Registration Expenses................................................22
               2.6. Certain Limitations on Registration Rights...........................23
               2.7. Limitations on Sale or Distribution of Other Securities..............23
               2.8. No Required Sale.....................................................24
               2.9. Indemnification......................................................24
3. Underwritten Offerings................................................................30

               3.1. Requested Underwritten Offerings.....................................30
               3.2. Piggyback Underwritten Offerings.....................................30
4. General...............................................................................31

               4.1. Adjustments Affecting Registrable Securities.........................31
               4.2. Rule 144.............................................................31
               4.3. Preparation; Reasonable Investigation................................31
               4.4. Nominees for Beneficial Owners.......................................32
               4.5. Amendments and Waivers...............................................32
               4.6. Notices..............................................................33

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
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
               4.7. Miscellaneous........................................................33
               4.8. No Inconsistent Agreements...........................................35
Schedules
               I    -     Addresses for Notices

                                      -ii-
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                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT dated as of June , 1997 (this "Agreement") among Polo Ralph Lauren Corporation, a Delaware corporation (the "Company"), GS Capital Partners, L.P., a Delaware limited partnership ("GSCP"), GS Capital Partners PRL Holding I, L.P., a Delaware limited partnership and wholly owned subsidiary of GSCP ("Holding I"), GS Capital Partners PRL Holding II, L.P., a Delaware limited partnership and wholly owned subsidiary of GSCP ("Holding II"), Stone Street Fund 1994, L.P., a Delaware limited partnership ("Stone Street"), Stone Street 1994 Subsidiary Corp., a Delaware corporation and wholly owned subsidiary of Stone Street ("Stone Street Sub"), Bridge Street Fund 1994, L.P., a Delaware limited partnership ("Bridge Street"), Ralph Lauren ("Lauren"), RL Holding L.P., a Delaware limited partnership ("RL Holding"), and RL Family, L.P., a Delaware limited partnership ("RL Family"). GSCP, Holding I, Holding II, Stone Street, Stone Street Sub, Bridge Street and their permitted assignees are sometimes collectively referred to herein as the "GS Parties," and Lauren, RL Holding, RL Family and their permitted assignees are sometimes collectively referred to herein as the "Polo Parties."

         WHEREAS, on the date hereof, the GS Parties and the Polo Parties have executed and delivered the Stockholders Agreement which establishes and set forth their agreement with respect to certain rights and obligations associated with ownership of shares of common stock of the Company;

         WHEREAS, Section 9.8 of the Stockholders Agreement requires the parties to amend the registration rights agreement dated October 31, 1994 among Polo Ralph Lauren Enterprises, L.P., Polo Ralph Lauren, L.P., Polo Ralph Lauren Corporation, a New York corporation, the GS Parties, Lauren and Peter Strom Goldstein (the "Original Registration Rights Agreement");

         WHEREAS, the parties hereto desire to enter into an agreement which establishes and sets forth their agreement with respect to certain registration rights relating to shares of common stock of the Company;

         Accordingly, the parties hereto agree as follows:

1.       Certain Definitions.

         As used in this Agreement, the following terms shall have the meanings ascribed to them below:

         1.1. "Amended RL Note": as defined in the Formation Agreement.

         1.2. "Class A Common Stock": Class A Common Stock of the Company, par value $.01 per share, and any and all securities of any kind whatsoever of the Company which may be issued after the date hereof in respect of, or in exchange for, shares of Class A Common Stock of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise.

         1.3. "Class B Common Stock": Class B Common Stock of the Company, par value $.01 per share, and any and all securities of any kind whatsoever of the Company which may be issued after the date hereof in respect of, or in exchange for, shares of Class B Common Stock of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise.

         1.4. "Class B Permitted Transferee": only the following persons: (i) Ralph Lauren and his estate, guardian, conservator or committee; (ii) the spouse of Ralph Lauren and her estate, guardian, conservator or committee; (iii) each descendant of Ralph Lauren (a "Lauren Descendant") and their respective estates, guardians, conservators or committees; (iv) each Family Controlled Entity (as defined below); and (v) the trustees, in their respective capacities as such, of each Lauren Family Trust (as defined below). The term "Family Controlled Entity" means (i) any not-for-profit corporation if at least a majority of its board of directors is composed of Ralph Lauren, the spouse of Ralph Lauren and/or Lauren Descendants; (ii) any other corporation if at least a majority of the value of its outstanding


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
equity is owned by Class B Permitted Transferees; (iii) any partnership if at least a majority of the economic interest of its partnership interests are owned by Class B Permitted Transferees; and (vi) any limited liability or similar company if at least a majority of the economic interest of the Company is owned by Class B Permitted Transferees. The term "Lauren Family Trust" includes trusts the primary beneficiaries of which are Mr. Lauren, the spouse of Ralph Lauren, Lauren Descendants, Mr. Lauren's siblings, spouses of Lauren Descendants and their respective estates, guardians, conservators or committees and/or charitable organizations (collectively, "Lauren Beneficiaries"), provided that if the trust is a wholly charitable trust, at least a majority of the trustees of such trust consist of Mr. Lauren, the spouse of Mr. Lauren and/or Class B Permitted Transferees. For purposes of this Agreement, the primary beneficiaries of a trust will be deemed to be Lauren Beneficiaries if, under the maximum exercise of discretion by the trustee in favor of persons who are not Lauren Beneficiaries, the value of the interests of such persons in such trust, computed actuarially, is 50% or less. The factors and methods prescribed in section 7520 of the Internal Revenue Code of 1986, as amended, for use in ascertaining the value of certain interests shall be used in determining a beneficiary's actuarial interest in a trust for purposes of applying this provision. For purposes of this Agreement, the actuarial value of the interest in a trust of any person in whose favor a testamentary power of appointment may be exercised shall be deemed to be zero. For purposes of this Agreement, in the case of a trust created by a Lauren Descendant, the actuarial value of the interest in such trust of any person who may receive trust property only at the termination of the trust and then only in the event that, at the termination of the trust, there are no living issue of such Lauren Descendant shall be deemed to be zero.

         1.5. "Class C Common Stock": Class C Common Stock of the Company, par value $.01 per share, and any and all securities of any kind whatsoever of the Company which may be issued after the date hereof in respect of, or in exchange for, shares of Class C Common Stock of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise.


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         1.6. "Commission": the Securities and Exchange Commission.

         1.7. "Common Stock": common stock of the Company, par value $.01 per share (including, without limitation, shares of Class A Common Stock, Class B Common Stock and Class C Common Stock), and any and all securities of any kind whatsoever of the Company which may be issued after the date hereof in respect of, or in exchange for, shares of common stock of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise.

         1.8. "Fair Market Value": after the IPO, (a) if the Class A Common Stock is listed on a national securities exchange, the average of the last reported sales price of a share of Class A Common Stock for the thirty (30) consecutive business days immediately preceding the date on which any such determination is to be made, or (b) the average of the last reported bid price of a share of Class A Common Stock for the thirty (30) consecutive business days immediately preceding the date on which such determination is to be made, as reported by the NASDAQ National Market or, if the Class A Common Stock is not listed on the NASDAQ National Market, as determined in good faith by the Company's board of directors.

         1.9. "Formation Agreement": the agreement dated as of August 22, 1994, relating to the formation of Polo Ralph Lauren Enterprises, L.P. and Polo Ralph Lauren, L.P. by and among the GS Parties, Lauren and Mr. Peter Strom Goldstein.

         1.10. "Holder" or "Holders": any party who is a signatory to this Agreement and any party who shall hereafter acquire and hold Registrable Securities and to whom rights have been assigned under this Agreement pursuant to Section 4.7(a) hereof.

         1.11. "IPO": the initial underwritten offering pursuant to which shares of Class A Common Stock becomes registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         1.12. "Person": any natural person, corporation, partnership, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.




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         1.13. "Registrable Securities": any shares of Class A Common Stock held by any Holder and any shares of Class A Common Stock issued or issuable in respect of any shares of Common Stock or other securities held by any Holder. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act and in compliance with the requirements of paragraphs (c), (e), (f) and (g) of Rule 144 (notwithstanding the provisions of paragraph (k) of such Rule).

         1.14. "Securities Act": the Securities Act of 1933, as amended.

         1.15. "Stockholders Agreement": the stockholders agreement dated the date hereof among the Company, the GS Parties and the Polo Parties.

2.       Registration Rights.

         2.1. Demand Registrations.

                  (a) (i) (A) At any time on or after the date hereof the Polo Parties, acting together through Lauren or his designee, shall have the right, and (B) at any time on or after December 31, 1998 the GS Parties, acting together through GSCP or its designee, shall have the right, to require the Company to file a registration statement under the Securities Act with respect to an IPO (the "IPO Demand"), by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by the GS Parties (if they made such request) or the Polo Parties (if Lauren made such request). Within three days of the receipt of a written request for an IPO Demand, the Company shall notify the GS Parties, on the one hand, or Lauren, on the other (whichever did not make the IPO Demand), of such request. In connection with an IPO Demand, the parties hereto shall consult on a good faith basis to determine whether the Company should issue and sell shares of Class A Common Stock in the IPO.




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                  (ii) Subject to Section 2.1(b) below, at any time and from time to time after the IPO, the GS Parties, acting together through GSCP or its designee, on the one hand, and the Polo Parties, acting together through Lauren or his designee, on the other hand, shall have the right to require the Company to file a registration statement under the Securities Act covering all or part of their respective Registrable Securities, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by the GS Parties (if they made such request) or by the Polo Parties (if Lauren made such request) and the intended method of distribution thereof. All requests pursuant to this Section 2.1(a)(ii) are referred to herein as "Demand Registration Requests," and the registrations requested are referred to herein as "Demand Registrations." As promptly as practicable, but no later than ten days after receipt of a Demand Registration Request, the Company shall give written notice of such Demand Registration Request to all Holders of record of Registrable Securities.

                  (iii) The Company, subject to Sections 2.3 and 2.6, shall include in the IPO Demand or a Demand Registration (x) the Registrable Securities of the Holder(s) which requested such registration and (y) the Registrable Securities of any Holder which shall have made a written request to the Company for registration thereof (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder) within 30 days after the receipt of written notice pursuant to clause (i) or
(ii) (or, in the case of a Demand Registration only, 15 days if, at the request of the Holder(s) which requested such registration, the Company states in such written notice or gives telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on Form S-3).

                  (iv) The Company shall, as expeditiously as possible following the IPO Demand or a Demand Registration Request, use its best efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is



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then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, and (y) if requested by the Holder(s) which requested such registration, obtain acceleration of the effective date of the registration statement relating to such registration.

                  (b) The demand registration rights granted to the Holders in
Section 2.1(a) are subject to the following limitations: (i) each IPO Demand and Demand Registration must include Registrable Securities having an aggregate market value of at least $20,000,000, which market value shall be determined by multiplying the number of Registrable Securities to be included in such IPO Demand or Demand Registration by the fair market value determined, in the case of an IPO Demand, by the Board of Directors of the Company based on the anticipated mid-point of the filing range for the registration prepared with respect to the IPO or, in the case of a Demand Registration, by the Fair Market Value determined as of the date the Demand Registration Request in respect of such Demand Registration is made (provided that the limitations set forth in this clause (i) shall not be in effect at any time the Holders' Registrable Securities may not be sold pursuant to Rule 144 under the Securities Act because of the Company's failure to comply with the information requirements thereunder), unless at such time, the Company's outside counsel (which shall be reasonably acceptable to GSCP if such Holder is a GS Party or Lauren if such Holder is a Polo Party) delivers a written opinion of counsel to such Holder proposing to register Registrable Securities to the effect that such Holder's Registrable Securities may be publicly offered and sold without registration under the Securities Act), (ii) each of Lauren and GSCP may only make a demand for registration pursuant to Section 2.1(a)(ii) once within any nine month period, (iii) the Company shall not be required to cause a registration pursuant to Section 2.1(a)(ii) to be declared effective within a period of 180 days after the effective date of any other registration statement of the Company effected in connection with an underwritten offering by the Company; (iv) if the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere



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with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries (a "Valid Business Reason"), (x) the Company may postpone filing a registration statement relating to an IPO Demand or a Demand Registration Request until such Valid Business Reason no longer exists, but in no event for more than three months, and, (y) in case a registration statement has been filed relating to an IPO Demand or a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement; and the Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; (v) the offering of Registrable Securities requested to be registered pursuant to this Section 2.1 shall be pursuant to a firm commitment underwritten offering unless the Company has previously sold Registrable Securities pursuant to a registration statement under the Securities Act; and
(vi) from and after such time as the GS Parties beneficially own, in the aggregate, less than 10% of the Company's outstanding Common Stock, the Company shall only be required to effect one Demand Registration at the request of the GS Parties provided that any Demand Registration requested by the GS Parties at such time as the GS parties beneficially own, in the aggregate, less than 10% of the Company's outstanding Common Stock shall not count as the one Demand Registration permitted by this subclause (vi) if, immediately after giving effect to such registration, and due to the allocation provisions of Section 2.3(a), the GS Parties beneficially own, in the aggregate, 5% or more of the Company's outstanding Common Stock. If the Company shall give any notice of postponement or withdrawal of any registration statement, the Company shall not, during the period of postponement or withdrawal, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has



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
determined to withdraw any registration statement pursuant to clause (iv) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a) (whether pursuant to clause (iv) above or as a result of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this
Section 2.1(b) until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than three months after the date of the postponement), use its best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1 (unless the Holder(s) delivering the Demand Registration Request shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Section 2.1(b)), and such registration shall not be withdrawn or postponed pursuant to clause (iv) above.

                  (c) The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering made pursuant to Section 2.1(a), authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares; provided that such inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any,


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entered into by the Holders exercising the demand registration rights granted to the Holders under Section 2.1(a).

                  (d) The lead managing underwriter for the IPO effected pursuant to an IPO Demand or any Demand Registration shall be selected by the party or parties making the demand for such registration, provided that such underwriter shall be reasonably satisfactory to the Company. It is the current intention of the parties that Goldman, Sachs & Co. ("GS&Co.") will act as managing underwriter in any registration of the Registrable Securities pursuant to an IPO Demand. If GS&Co. acts as managing underwriter in any such registered offering pursuant to an IPO Demand or any Demand Registration, to the extent required by applicable law, a Qualified Independent Underwriter (as defined in Conduct Rule 2720 of the National Association of Securities Dealers, Inc.'s By-Laws) shall be retained, and the Company shall pay all reasonable fees and expenses (other than underwriting discounts and commissions) of such Qualified Independent Underwriter.

                  2.2. Piggyback Registrations.

                  (a) If, at any time, the Company proposes or is required to register any of its equity securities (including pursuant to any registration statement which generally registers equity and debt securities without specifying the type of security or the amount) under the Securities Act (other than pursuant to (i) the IPO, unless the GS Parties (acting together as a group) and Lauren otherwise consent in writing to the inclusion of Registrable Securities pursuant to this Section 2.2 (it being acknowledged that the GS Parties and Lauren have consented to the inclusion of Registrable Securities by the GS Parties and Lauren in the offering contemplated by Registration Statement 333-24733), (ii) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation, or (iii) a Demand Registration under Section 2.1) on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, the Company shall give prompt written notice of its intention to do so to each of the Holders of



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
record of Registrable Securities. Upon the written request of any Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall, subject to Sections 2.2(b), 2.3 and 2.6 hereof, use its best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. No registration effected under this Section 2.2(a) shall relieve the Company of its obligations to effect registrations upon request under Section 2.1.

                  (b) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (ii) in case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities, in each case, without prejudice, however, to the rights of Holders under Section 2.1.

                  (c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and
(ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no


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
longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

                  2.3. Allocation of Securities Included in Registration Statement.

                  (a) If any requested registration pursuant to Section 2.1 involves an underwritten offering and a co-manager of such offering, which shall be a prominent investment banking firm which is unaffiliated with the Holders (the "Co-Manager"), shall advise the Company that, in its view, the number of securities requested to be included in such registration (including those securities requested by the Company to be included in such registration) exceeds the largest number (the "Section 2.1 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Holders of Registrable Securities proposed to be registered, the Company shall include in such registration:

                  (i) all Registrable Securities requested to be included in such registration by Holders of Registrable Securities, provided, however, that if the number of such Registrable Securities exceeds the Section 2.1 Sale Number, the number of such Registrable Securities (not to exceed the Section 2.1 Sale Number) to be included in such registration shall be allocated: (x) first to the GS Parties up to that number (not to exceed the number of shares requested to be included by the GS Parties in such requested registration) of Registrable Securities (the "GS Securities") which, based upon the midpoint of the filing range for the registration (in the case of an IPO) or the then market price of the Common Stock (in all other cases) and the estimated underwriting discount for the registration, is expected to yield an amount of net proceeds to the GS Parties (the "Priority Amount") that, when added to the net proceeds of any Registrable Securities sold for the account of the GS Parties in any preceding registration (if any) pursuant to this clause (x) or clause (x) of
Section 2.3(b)(ii) will aggregate an amount equal to $20,000,000, and (y) thereafter on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion, provided, however, that such ratio will be calculated after giving effect to the sale of the GS Securities to the extent that the GS Parties have a first priority right in such offering; and

                  (ii) to the extent that the number of Registrable Securities to be included by all Holders is less than the Section 2.1 Sale Number, securities that the Company proposes to register.

         If, as a result of the proration provisions of this Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

                  (b) If any registration pursuant to Section 2.2 involves an underwritten offering and the Co-Manager shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section 2.2 Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

                       (i) all Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock that the Company proposes to register for its own account (the "Company Securities"), and

                       (ii) (x) to the extent that the number of Company Securities is less than the Section 2.2 Sale Number, if the GS Parties have not previously registered Registrable Securities yielding the Priority Amount, the Registrable Securities that the GS Parties propose to register up to that number (the "Priority Number") of Registrable Securities (such Priority Number, together with the Company Securities, not to exceed the Section 2.2

Sale Number) which is expected to yield an amount of net proceeds to the GS Parties equal to the Priority Amount (calculated in the same manner as set forth in Section 2.3(a)(i)) and (y) to the extent the number of Company Securities plus the Priority Number (if any) is less than the Section 2.2 Sale Number, all Registrable Securities requested to be included by all Holders; provided, however, that, if the number of such Registrable Securities exceeds the Section
2.2 Sale Number less the number of Company Securities and the Priority Number (if any), then the number of such Registrable Securities included in such registration shall be allocated on a pro rata basis, based on the number of Registrable Securities owned by each Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion.

         2.4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement on an appropriate registration form of the Commission for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and the Company shall use its best efforts to cause such registration statement to become and remain effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to the counsel of any Holder participating in the planned offering and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object in writing);

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the earlier of (a) such time as all of such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statement and (b) such period (which shall not be required to exceed 150 days in the case of a registration pursuant to Section 2.1 or 120 days in the case of a registration pursuant to Section 2.2, unless reasonably requested by any underwriter pursuant to an underwritten offering) as any seller of Registrable Securities pursuant to such registration statement shall reasonably request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                  (c) as soon as reasonably possible furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (e) promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any:
(i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by Section 3 below cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

                  (f) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (g) (i) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, cause all such Registrable Securities to be listed on a national securities exchange or, failing that, secure inclusion of all such Registrable Securities on the NASDAQ National Market or, failing that, secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD");

                  (h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                  (i) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the GS Parties or the Polo Parties shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, provided that the underwriting agreement, if any, shall be reasonably satisfactory in form and substance to the Company. The Holders of the Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters and which are of the type customarily provided to institutional investors in secondary offerings;

                  (j) obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, the GS Parties and the Polo Parties, and furnish to each Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Holder or underwriter;

                  (k) deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (l) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

                  (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

                  (n) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;


                  (o) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request;

                  (p) furnish to each Holder participating in the offering and the managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (q) cooperate with the selling holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling holders of Registrable Securities at least three business days prior to any sale of Registrable Securities; and

                  (r) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

         The Company may require as a condition precedent to the Company's obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request provided that such information shall be used only in connection with such registration.


         Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph
(e) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this
Section 2.4.

         If any such registration statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

         2.5. Registration Expenses. The Company shall, whether or not any registration pursuant to this Agreement becomes effective, pay all expenses incident to the Company's performance of or compliance with this Article 2, including (i) Commission, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses, (v) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal and accounting duties), (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration, the fees and disbursements of one counsel for the selling Holders (selected by the Holders making the IPO Demand or Demand Registration Request, in the case of a registration pursuant to Section 2.1, and selected by the Holders of a majority of the Registrable Securities included in such registration, in the case of a registration pursuant to Section 2.2 as well as of one local counsel (as applicable), (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company, (ix) fees and expenses payable to a Qualified Independent Underwriter and (x) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities. Notwithstanding the foregoing, (x) the provisions of this Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (y) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any capital gains, income or transfer taxes, if any, attributable to such Holder's Registrable Securities.

         2.6. Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or in the case of a registration under Section 2.2 if the Company has determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such registration shall be subject to an underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided therein and completes and/or executes all questionnaires, indemnities, lock-ups, underwriting agreements and other documents (other than powers of attorney), in each case in customary form and substance, which must be executed in connection therewith.

         2.7. Limitations on Sale or Distribution of Other Securities.

                  (a) If requested in writing by the Company or the managing underwriter, if any, of any registration effected pursuant to Section 2.1 or 2.2, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 180 days (and the Company hereby also so agrees (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 (if reasonably acceptable to the managing underwriter) or Form S-8, or any successor or similar form which is then in effect) and agrees to use its reasonable efforts to cause each holder of any equity security or of any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering so to agree).

                  (b) The Company hereby agrees that if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not, without the prior written consent of the managing underwriter of such previous registration, effect any registration of any of its securities under the Securities Act (other than a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect), whether or not for sale for its own account, until a period 180 days shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

         2.8. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

         2.9. Indemnification.

                  (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article 2, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any

Registrable Securities covered by such registration statement, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, employees and stockholders thereof), each other individual, partnership, joint venture, corporation, trust, unincorporated organization or other entity (each, a "Person") who participates as an underwriter or a Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

                  (b) Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 2.1 or 2.2, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder or underwriter or Qualified Independent Underwriter, if any, specifically stating that it is for use in such registration statement, preliminary, final or summary prospectus or amendment or supplement or document incorporated by reference into any of the foregoing; provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c) and (e) shall be limited to the amount of the net proceeds received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

                  (c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

                  (d) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (e) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 2.9(a),
(b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from such offering of securities. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by subsection (d) above and the indemnifying party is materially prejudiced thereby, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made pursuant to Sections 2.9(b) and (c).

                  (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

                  (g) The indemnification and contribution required by this
Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

3. Underwritten Offerings.

         3.1. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by the Holders pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Holders which requested such registration and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements. Any Holder participating in the offering shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. Such underwriting agreement shall also contain such representations, warranties and indemnities by the participating Holders as are customary in agreements of that type.

         3.2. Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2 hereof, if the Company shall have determined to enter into any underwriting agreements in connection therewith, all of the Holders' Registrable Securities to be included in such registration shall be subject to such underwriting agreements. Any Holder participating in such registration may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. Such underwriting agreement shall also contain such representations, warranties and indemnities by the participating Holders as are customary in agreements of that type.

4. General.

         4.1. Adjustments Affecting Registrable Securities. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration. The Company agrees that it will take all reasonable steps necessary to effect a subdivision of shares if in the reasonable judgment of (a) the Holder of Registrable Securities that makes a Demand Registration Request and (b) the managing underwriter for the offering in respect of such Demand Registration Request, such subdivision would enhance the marketability of the Registrable Securities.

         4.2. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Common Stock or securities of the Company convertible into or exchangeable or exercisable for Common Stock, the Company covenants that it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities
Act), and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell

Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         4.3. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders participating in the offering, their underwriters, if any, and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them reasonable access to its books and records and properties and such opportunities to discuss the business of the Company and such other matters with the Company's directors, officers and employees and the independent public accountants who have certified its financial statements, and the Company will supply, or cause its directors, officers, employees and independent accountants to supply, all other information reasonably requested by each of them, as shall be reasonably necessary or appropriate, in the opinion of the Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         4.4. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement); provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

         4.5. Amendments and Waivers. This Agreement may be amended, modified, supplemented or waived only upon the written agreement of the party against whom enforcement of such amendment, modification, supplement or waiver is sought provided that (a) the written agreement of the holders of a majority of the Registrable Securities held by the GS Parties shall be considered to be signed by all of the GS Parties and (b) the written agreement of the holders of a majority of the Registrable Securities held by the Polo Parties shall be considered to be signed by the Polo Parties.

         4.6. Notices. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and delivered personally, by telecopy (with confirmation sent within three business days by overnight courier) or by overnight courier, addressed to the Company and each of the Polo Parties at 650 Madison Avenue, New York, New York 10022 (telecopier 212-318-7183) (Attention: General Counsel), with a copy to Paul, Weiss, Rifkind, Wharton & Garrison at 1285 Avenue of the Americas, New York, NY 10019 (Attention: James M. Dubin) and to the other parties at the "Address for Notices" specified below its name on Schedule I hereto. Each Holder, by written notice given to the Company in accordance with this Section 4.6, may change the address to which such notice or other communications are to be sent to such Holder. All such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered by hand, on the fifth day after the mailing thereof, if mailed, on the next day after the sending thereof, if by overnight courier, when answered back if telexed and when receipt is acknowledged, if telecopied.

         4.7. Miscellaneous.

                  (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of the parties hereto, whether so expressed or not. No Person other than a Holder shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein. This Agreement and the rights of the parties hereunder may be assigned by any of the parties hereto to any transferee of Registrable Securities (i) who acquires such securities in accordance with the provisions of the Stockholders Agreement, and (ii) from and after an IPO, who is a successor of such party or in the case of the Polo Parties, a Class B Permitted Transferee; provided that (A) the rights of the Polo Parties under Section 2.1(a)(i) shall not be assignable without the consent of the GS Parties and (B) the rights of the GS Parties under Section 2.1(a)(i) shall not be assignable without the consent of Lauren. Notwithstanding anything herein to the contrary, upon the death of Lauren or the entry by a court of competent jurisdiction of an order adjudicating him incompetent, (i) in the event of Lauren's death, the legal representative of Lauren's estate, or another representative of Lauren's estate if selected by beneficiaries holding a majority-in-interest of Lauren's estate's rights in the Company (it being agreed that, in the case of any trusts that are beneficiaries of Lauren's estate's rights in the Company, such trusts shall act through the trustees thereof) will be entitled to exercise the rights under this Agreement that Lauren would have been entitled to exercise if he had not died, or (ii) in the event that Lauren is so adjudicated an incompetent, the legal representative of Lauren will be entitled to exercise the rights under this Agreement that Lauren would have been entitled to exercise if he had not been so adjudicated an incompetent.

                  (b) This Agreement (with the documents referred to herein or delivered pursuant hereto) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof (including the terms of the Original Registration Rights Agreement). The Original Registration Rights Agreement is hereby terminated.

                  (c) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York without giving effect to the conflicts of law principles thereof.

                  (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All section references are to this Agreement unless otherwise expressly provided.

                  (e) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  (f) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

                  (g) It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  (h) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         4.8. No Inconsistent Agreements. Without the prior written consent of
(i) Lauren and (ii) GSCP, neither the Company nor any Holder will, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering. The Company shall not grant any other Person registration rights without the written consent of the Holders holding at least a majority of the Registrable Securities held by all of the Holders. If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities and such rights are provided on terms or conditions more favorable to such holder than the terms or conditions applicable to the Holders herein, the Company shall provide (by way of amendment to this Agreement or otherwise) such more favorable terms or conditions to the Holders under this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.


                             GS CAPITAL PARTNERS, L.P.

                             By: GS Advisors L.P., its general partner
                                 By: GS Advisors, Inc., its general partner


                                 By: __________________________________________



                             GS CAPITAL PARTNERS PRL HOLDING I, L.P.


                             By: GS Capital Partners, L.P., its general partner
                                 By: GS Advisors, L.P., its general partner
                                     By: GS Advisors, Inc., its general partner



                                 By: __________________________________________
                                       Name:
                                       Title:

                             GS CAPITAL PARTNERS PRL HOLDING II, L.P.


                             By: GS Capital Partners, L.P., its general partner
                                 By: GS Advisors, L.P., its general partner
                                     By: GS Advisors, Inc., its general partner



                                 By: __________________________________________
                                       Name:
                                       Title:


                             STONE STREET FUND 1994, L.P.

                             By: Stone Street Funding Corp., its general partner


                                 By: ________________________
                                     Name:
                                     Title:


                             STONE STREET 1994 SUBSIDIARY CORP.



                                 By: __________________________________________
                                      Name:
                                      Title:


                             BRIDGE STREET FUND 1994, L.P.

                             By: Stone Street Funding Corp., its general partner


                                 By: ________________________
                                     Name:
                                     Title:

                             POLO RALPH LAUREN CORPORATION



                              By: _____________________________________________
                                    Name:
                                    Title:



                               RALPH LAUREN



                              RL HOLDING, L.P.


                              By: ____________________________________
                                  Name:
                                  Title:



                              RL FAMILY, L.P.


                              By: ____________________________________
                                  Name:
                                  Title:

                                   SCHEDULE I
                              Addresses for Notices



GS Capital Partners, L.P.
GS Capital Partners PRL Holding I, Inc.
GS Capital Partners PRL Holding II, Inc.
Stone Street Fund 1994, L.P.
Stone Street 1994 Subsidiary Corp.
Bridge Street Fund 1994, L.P.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004
Attention:  David J. Greenwald
Telephone:  (212) 902-1000
Telecopy:   (212) 902-3000

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson
One New York Plaza
New York, New York 10004-1980
Attention:  ______________
Telephone:  (212) 859-8000
Telecopy:    (212) 859-4000